UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

September 28, 2015

SUPERIOR DRILLING PRODUCTS, INC.

(Exact name of registrant as specified in its charter)

Utah (State of Incorporation)	46-4341605 (I.R.S. Employer Identification No.)

1583 South 1700 East Vernal, Utah (Address of principal executive offices)	84078 (Zip code)

Commission File Number: 001-36453

Registrant’s telephone number, including area code: (435) 789-0594

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

As previously disclosed, Superior Drilling Solutions, LLC (“SD Solutions”), a subsidiary of Superior Drilling Products, Inc. (the “Company”), and Hard Rock Solutions, LLC (“Hard Rock” and together with SD Solutions, the “Makers”) executed a promissory note on May 9, 2014, and amended on April 20, 2015, payable to WMAFC, Inc. f/k/a Hard Rock Solutions, Inc. (the “Payee”) in the amount of $12.5 million.

On May 29, 2015, the Makers made a payment to the Payee in the amount of $2.5 million plus accrued interest, leaving an outstanding principal balance of $10 million.

On September 28, 2015, the Makers and the Payee executed a second amended and restated promissory note (the “Second Amended and Restated Hard Rock Note). The Second Amended and Restated Hard Rock Note accrues interest from May 29, 2015, until June 30, 2015, at a fixed interest rate equal to 5.25% per annum and from July 1, 2015, until July 15, 2019 at a fixed interest rate equal to 5.75% per annum.

Under the terms of the Second Amended and Restated Hard Rock Note, the Makers will make the following payments to the Payee (plus accrued interest): $500,000 on January 15, 2016, $1,500,000 on July 15, 2016, $500,000 on each of January 15, March 15, May 15, and July 15, 2017, $500,000 on each of January 15, March 15, May 15, and July 15, 2018, and $1,000,000 on each of January 15, March 15, May 15 and July 15, 2019. The Second Amended and Restated Hard Rock Note matures and is fully payable on July 15, 2019.

The Second Amended and Restated Hard Rock Note is secured by all of the patents, patents pending, other patent rights, and trademarks transferred to Hard Rock by the Payee at the closing of the acquisition of Hard Rock by the Company.

The foregoing description of the Second Amended and Restated Hard Rock Note is qualified in its entirety by reference to the text of the Second Amended and Restated Hard Rock Note, which is filed as Exhibit 10.1 to this Current Report on Form 8-K, and are incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided under Item 1.01 in this Current Report on Form 8-K regarding the Amended and Restated Hard Rock Note is incorporated by reference into this Item 2.03.

Item 7.01	Regulation FD Disclosure

On October 1, 2015, the Company issued a press release announcing the Second Amended and Restated Hard Rock Note. The press release is filed as Exhibit 99.1 to this Form 8-K, and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the foregoing information, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall such information and Exhibits be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

Exhibit Number	Description

10.1	Second Amended and Restated Promissory Note from Hard Rock Solutions, LLC and Superior Drilling Solutions, LLC in favor of WMAFC, Inc. dated September 28, 2015.

99.1	Press Release dated October 1, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 1, 2015

SUPERIOR DRILLING PRODUCTS, INC.

/s/ Christopher D. Cashion
Christopher D. Cashion
Chief Financial Officer